    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON OCTOBER 3, 2001
                                                    REGISTRATION NO. 333-______

===============================================================================

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ----------------------


                                    FORM S-8
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                             ----------------------


                           PEABODY ENERGY CORPORATION
             (Exact name of registrant as specified in its charter)

                  DELAWARE                                  13-4004153
       (State or other jurisdiction of                   (I.R.S. Employer
        incorporation or organization)                Identification Number)

              701 MARKET STREET
             ST. LOUIS, MISSOURI                            63101-1826
  (Address of principal executive offices)                  (Zip Code)

                             ----------------------




                         PEABODY HOLDING COMPANY, INC.
                          EMPLOYEE RETIREMENT ACCOUNT
                                    AND
                   LEE RANCH COAL COMPANY RETIREMENT AND
                    SAVINGS PLAN FOR SALARIED EMPLOYEES
                                    AND
                   LEE RANCH COAL COMPANY RETIREMENT AND
                     SAVINGS PLAN FOR HOURLY EMPLOYEES
                                    AND
                 WESTERN SURFACE AGREEMENT-UMWA 401(k) PLAN
                         (Full titles of the Plans)


                            JEFFERY L. KLINGER, ESQ.
                           PEABODY ENERGY CORPORATION
                               701 MARKET STREET
                         ST. LOUIS, MISSOURI 63101-1826
                             PHONE: (314) 342-3400

                             ----------------------

                                    Copy to:
                              THOMAS A. LITZ, ESQ.
                              THOMPSON COBURN LLP
                               ONE FIRSTAR PLAZA
                           ST. LOUIS, MISSOURI 63101
                             PHONE: (314) 552-6000


                                              CALCULATION OF REGISTRATION FEE
===========================================================================================================================
                                                 Proposed Maximum           Proposed Maximum
Title of Securities to be   Amount to be          Offering Price           Aggregate Offering      Amount of Registration
       Registered           Registered(1)          Per Share(2)                 Price(2)                    Fee
---------------------------------------------------------------------------------------------------------------------------
Common Stock, $0.01 par
     value . . . .         200,000 shares             $23.60                   $4,720,000                  $1,180
===========================================================================================================================

(1) Includes an indeterminate amount of plan interests pursuant to Rule 416(c).
(2) Estimated solely for purposes of computing the Registration Fee pursuant to the provisions of Rule 457(h), based upon the average of the high and low sale prices of the common stock, $0.01 par value, of the Registrant as reported on the New York Stock Exchange on September 27, 2001.


===============================================================================

         The undersigned Registrant hereby files this Registration Statement on Form S-8 (this "Registration Statement") with respect to making available for investment by participants under the Peabody Holding Company, Inc. Employee Retirement Account, the Lee Ranch Coal Company Retirement and Savings Plan for Salaried Employees, the Lee Ranch Coal Company Retirement and Savings Plan for Hourly Employees and the Western Surface Agreement-UMWA 401(k) Plan (collectively, the "Plans") up to 200,000 shares of Peabody Energy Corporation (the "Registrant") common stock, $0.01 par value (the "Common Stock"), to be purchased in the open market.

                                   PART II

             INFORMATION REQUIRED IN THIS REGISTRATION STATEMENT

Item 3.  Incorporation of Certain Documents by Reference.
         -----------------------------------------------

         The following documents filed by the Registrant with the Securities and Exchange Commission are incorporated herein by reference:

         (i) The Registrant's Annual Report on Form 10-K for the fiscal year ended March 31, 2001, as amended by Form 10-K/A, dated July 3, 2001;

         (ii) The Registrant's Quarterly Report on Form 10-Q for the quarter ended June 30, 2001;

         (iii) The Registrant's Current Report on Form 8-K filed on July 31, 2001; and

         (iv) The description of the Registrant's Common Stock contained in the Registrant's Registration Statement on Form S-1, filed on February 12, 2001, and any amendment or report filed for the purposes of updating such description.

         All documents filed by the Registrant pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Securities Exchange Act of 1934, as amended, after the date of this Registration Statement and prior to the filing of a post-effective amendment which indicates that all securities offered hereby have been sold or which deregisters all securities remaining unsold, shall be deemed to be incorporated by reference in this Registration Statement and to be made a part hereof from the date of filing of such documents. Any statements contained herein or in a document incorporated herein by reference shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained in a subsequently filed document incorporated herein by reference modifies or supersedes such document. Any statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.

         Where any document or part thereof is incorporated by reference in this Registration Statement, the Registrant will provide without charge to each person to whom a Prospectus with respect to any of the Plans is delivered, upon written or oral request of such person, a copy of any and all of the information incorporated by reference in this Registration Statement, excluding exhibits unless such exhibits are specifically incorporated by reference.

Item 6.  Indemnification of Directors and Officers.
         -----------------------------------------

         Section 145 of the Delaware General Corporation Law provides that, among other things, a corporation may indemnify directors and officers as well as other employees and agents of the corporation against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement in connection with specified actions, suits or proceedings, whether civil, criminal, administrative or investigative (other than action by or in the right of the corporation, a "derivative action"), if they acted in good faith and in a manner they reasonably believed to be in or not opposed to the best interests of the corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe their conduct was unlawful. A similar standard is applicable in the case of derivative actions, except that indemnification only extends to expenses (including attorneys' fees) incurred in connection with the defense or settlement of such actions, and the statute requires court approval before there can be any indemnification where the person seeking indemnification has been found liable to the corporation. The statute provides that it is not exclusive of other indemnification that may be granted by a corporation's bylaws, disinterested director vote, stockholder vote, agreement or otherwise.

         Article Sixth of the Registrant's amended and restated certificate of incorporation and Article IV of the Registrant's amended and restated by-laws require indemnification to the fullest extent permitted by Delaware law. The Registrant has also obtained officers' and directors' liability insurance which insures against liabilities that officers and directors of the Registrant, in such capacities, may incur. The Registrant's amended and restated certificate of incorporation requires the advancement of expenses incurred by officers or directors in relation to any action, suit or proceeding.

         Section 102(b)(7) of the Delaware General Corporation Law permits a corporation to provide in its certificate of incorporation that a director of the corporation shall not be personally liable to the corporation or its stockholders for monetary damages for breach of fiduciary duties as a director, except for liability (i) for any transaction from which the director derives an improper personal benefit, (ii) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law (certain illegal distributions) or (iv) for any breach of a director's duty of loyalty to the corporation or its stockholders. Article Eleven of the Registrant's amended and restated certificate of incorporation includes such a provision.

Item 8.  Exhibits.
         --------

         See Exhibit Index on page 9 hereof.

Item 9.  Undertakings.
         ------------

         (a)      The undersigned registrant hereby undertakes:

                  (1) To file, during any period in which offers and sales are being made, a post-effective amendment to this registration statement:

                           (i)      To include any prospectus required by
                  Section 10(a)(3) of the Securities Act of 1933;

                           (ii) To reflect in the prospectus any facts or events arising after the effective date of this registration statement (or the most recent post-effective amendment thereof), which, individually or in the aggregate, represent a fundamental change in the information set forth in this registration statement;

                           (iii) To include any material information with respect to the plan of distribution previously disclosed in this registration statement or any material change to such information in this registration statement;

provided, however, that paragraphs (a)(1)(i) and (a)(1)(ii) do not apply if this registration statement is on Form S-3, Form S-8 or Form F-3, and the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the Commission by the registrant pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in this registration statement.

                  (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                  (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

         (b) The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant's annual report pursuant to Section 13(a) or
Section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in this registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         (c) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                 SIGNATURES

         The Registrant. Pursuant to the requirements of the Securities Act
         --------------
of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of St. Louis, State of Missouri, as of the 28th day of September, 2001.


                                   PEABODY ENERGY CORPORATION



                                   By  /s/  Irl F. Engelhardt
                                      ---------------------------------------
                                       Irl F. Engelhardt
                                       Chief Executive Officer



                              POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Irl F. Engelhardt, Richard A. Navarre and Jeffery L. Klinger, and each of them, the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement on Form S-8 with respect to the Peabody Holding Company, Inc. Employee Retirement Account, the Lee Ranch Coal Company Retirement and Savings Plan for Salaried Employees, the Lee Ranch Coal Company Retirement and Savings Plan for Hourly Employees and the Western Surface Agreement-UMWA 401(k) Plan, and to file the same, with exhibits and any and all other documents filed with respect thereto, with the Securities and Exchange Commission (or any other governmental or regulatory authority), granting unto said attorneys- in-fact and agents, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

SIGNATURE                                                TITLE                                DATE
---------                                                -----                                ----

/s/  Irl F. Engelhardt                         Chairman, Chief Executive                 September 28, 2001
---------------------------------                Officer and Director
Irl F. Engelhardt                            (PRINCIPAL EXECUTIVE OFFICER)


/s/  Richard M. Whiting                       President, Chief Operating                 September 28, 2001
---------------------------------                Officer and Director
Richard M. Whiting


/s/  Richard A. Navarre                      Executive Vice President and                September 28, 2001
---------------------------------               Chief Financial Officer
Richard A. Navarre                         (PRINCIPAL FINANCIAL OFFICER AND
                                             PRINCIPAL ACCOUNTING OFFICER)


/s/  Henry E. Lentz                           Vice President, Assistant                  September 28, 2001
---------------------------------               Secretary and Director
Henry E. Lentz


/s/  Roger H. Goodspeed                                Director                          September 28, 2001
---------------------------------
Roger H. Goodspeed


/s/  Alan H. Washkowitz                                Director                          September 28, 2001
---------------------------------
Alan H. Washkowitz


/s/  Bernard J. Duroc-Banner                           Director                          September 28, 2001
---------------------------------
Bernard J. Duroc-Banner


/s/  William E. James                                  Director                          September 28, 2001
---------------------------------
William E. James


/s/  Charles W. Mueller                                Director                          September 28, 2001
---------------------------------
Charles W. Mueller


/s/  Felix Herlihy                                     Director                          September 28, 2001
---------------------------------
Felix Herlihy

         The Plans. Pursuant to the requirements of the Securities Act of
         ---------
1933, as amended, the administrators of the Peabody Holding Company, Inc. Employee Retirement Account have duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, as of the 3rd day of October, 2001.


                                 PEABODY HOLDING COMPANY, INC.
                                 EMPLOYEE RETIREMENT ACCOUNT


                                 By:  /s/ Richard M. Whiting
                                     --------------------------------------
                                      Richard M. Whiting, Administrator


                                 By:  /s/ Roger B. Walcott, Jr.
                                     --------------------------------------
                                      Roger B. Walcott, Jr., Administrator


                                 By:  /s/ Jeffery L. Klinger
                                     --------------------------------------
                                      Jeffery L. Klinger, Administrator


                                 By:  /s/ Sharon D. Fiehler
                                     --------------------------------------
                                      Sharon D. Fiehler, Administrator

         Pursuant to the requirements of the Securities Act of 1933, as amended, the administrators of the Lee Ranch Coal Company Retirement and Savings Plan for Salaried Employees have duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, as of the 3rd day of October, 2001.

                                 LEE RANCH COAL COMPANY
                                 RETIREMENT AND SAVINGS PLAN FOR
                                 SALARIED EMPLOYEES


                                 By:  /s/ Steven W. Dylla
                                     --------------------------------------
                                      Steven W. Dylla, Administrator


                                 By:  /s/ Sharon D. Fiehler
                                     --------------------------------------
                                      Sharon D. Fiehler, Administrator


                                 By:  /s/ Janis K. Johnston
                                     --------------------------------------
                                      Janis K. Johnston, Administrator


                                 By:  /s/ Edward L. Sullivan
                                     --------------------------------------
                                      Edward L. Sullivan, Administrator

         Pursuant to the requirements of the Securities Act of 1933, as amended, the administrators of the Lee Ranch Coal Company Retirement and Savings Plan for Hourly Employees have duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, as of the 3rd day of October, 2001.

                                 LEE RANCH COAL COMPANY
                                 RETIREMENT AND SAVINGS PLAN FOR
                                 HOURLY EMPLOYEES


                                 By: /s/ Steven W. Dylla
                                    ---------------------------------------
                                     Steven W. Dylla, Administrator


                                 By: /s/ Sharon D. Fiehler
                                    ---------------------------------------
                                     Sharon D. Fiehler, Administrator


                                 By: /s/ Janis K. Johnston
                                    ---------------------------------------
                                     Janis K. Johnston, Administrator


                                 By: /s/ Edward L. Sullivan
                                    ---------------------------------------
                                     Edward L. Sullivan, Administrator

         Pursuant to the requirements of the Securities Act of 1933, as amended, the administrators of the Western Surface Agreement-UMWA 401(k) Plan have duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, as of the 3rd day of October, 2001.

                                 WESTERN SURFACE AGREEMENT-UMWA
                                 401(k) PLAN

                                 By: Peabody Western Coal Company,
                                 Administrator

                                 By: /s/ Steven F. Schaab
                                     --------------------------------------
                                     Steven F. Schaab, Vice President

                                 By: Seneca Coal Company,
                                 Administrator

                                 By: /s/ Steven F. Schaab
                                     --------------------------------------
                                     Steven F. Schaab, Vice President

                                 By:  Big Sky Coal Company,
                                 Administrator

                                 By: /s/ Steven F. Schaab
                                     --------------------------------------
                                     Steven F. Schaab, Vice President

                                EXHIBIT INDEX
                                -------------

  EXHIBIT NO.
  -----------

      4.1 Third Amended and Restated Certificate of Incorporation of Peabody Energy Corporation (Incorporated by reference to
                  Exhibit 3.1 of the Registrant's Form S-1 Registration Statement No. 333-55412).

      4.2 Amended and Restated By-Laws of Peabody Energy Corporation (Incorporated by reference to Exhibit 3.2 of the Registrant's Form S-1 Registration Statement No. 333-55412).

      4.3 Senior Note Indenture dated as of May 18, 1998 between the Registrant and State Street Bank and Trust Company, as Senior Note Trustee (Incorporated by reference to Exhibit
                  4.1 of the Registrant's Form S-4 Registration Statement No. 333-59073).

      4.4 Senior Subordinated Note Indenture dated as of May 18, 1998 between the Registrant and State Street Bank and Trust Company, as Senior Subordinated Note Trustee (Incorporated by reference to Exhibit 4.2 of the Registrant's Form S-4 Registration Statement No. 333-59073).

      4.5 First Supplemental Senior Note Indenture dated as of May 19, 1998 among the Guaranteeing Subsidiary (as defined therein), the Registrant, the other Senior Note Guarantors (as defined in the Senior Note Indenture) and State Street Bank and Trust Company, as Senior Note Trustee (Incorporated by reference to Exhibit 4.3 of the Registrant's Form S-4 Registration Statement No. 333-59073).

      4.6 First Supplemental Senior Subordinated Note Indenture dated as of May 19, 1998 among the Guaranteeing Subsidiary (as defined therein), the Registrant, the other Senior Subordinated Note Guarantors (as defined in the Senior Subordinated Note Indenture) and State Street Bank and
                  Trust Company, as Senior Subordinated Note Trustee (Incorporated by reference to Exhibit 4.4 of the Registrant's Form S-4 Registration Statement No. 333-59073).

      4.7 Notation of Senior Subsidiary Guarantee dated as of May 19, 1998 among the Senior Note Guarantors (as defined in the Senior Note Indenture) (Incorporated by reference to Exhibit
                  4.5 of the Registrant's Form S-4 Registration Statement No. 333-59073).

      4.8 Notation of Subordinated Subsidiary Guarantee dated as of May 19, 1998 among the Senior Note Guarantors (as defined in the Senior Subordinated Note Indenture) (Incorporated by reference to Exhibit 4.6 of the Registrant's Form S-4 Registration Statement No. 333-59073).

  EXHIBIT NO.
  -----------

      4.9 Senior Note Registration Rights Agreement dated as of May 18, 1998 between the Registrant and Lehman Brothers Inc. (Incorporated by reference to Exhibit 4.7 of the Registrant's Form S-4 Registration Statement No. 333-59073).

      4.10 Senior Subordinated Note Registration Rights Agreement dated as of May 18, 1998 between the Registrant and Lehman Brothers Inc. (Incorporated by reference to Exhibit 4.8 of the Registrant's Form S-4 Registration Statement No. 333-59073).

      4.11 Second Supplemental Senior Note Indenture dated as of December 31, 1998 among the Guaranteeing Subsidiary (as defined therein), the Registrant, the other Senior Note Guarantors (as defined in the Senior Note Indenture) and State Street Bank and Trust Company, as Senior Note Trustee (Incorporated by reference to Exhibit 4.9 of the Registrant's Form 10-Q for the quarter ended December 31,
                  1999).

      4.12 Second Supplemental Senior Subordinated Note Indenture dated as of December 31, 1998 among the Guaranteeing Subsidiary (as defined therein), the Registrant, the other Senior Subordinated Note Guarantors (as defined in the Senior Subordinated Note Indenture) and State Street Bank and Trust Company, as Senior Subordinated Note Trustee (Incorporated by reference to Exhibit 4.10 of the Registrant's Form 10-Q for the quarter ended December 31, 1999).

      4.13 Third Supplemental Senior Note Indenture dated as of June 30, 1999 among the Guaranteeing Subsidiary (as defined therein), the Registrant, the other Senior Note Guarantors (as defined in the Senior Note Indenture) and State Street Bank and Trust Company, as Senior Note Trustee (Incorporated by reference to Exhibit 4.11 of the Registrant's Form 10-Q for the quarter ended December 31, 1999).

      4.14 Third Supplemental Senior Subordinated Note Indenture dated as of June 30, 1999 among the Guaranteeing Subsidiary (as defined therein), the Registrant, the other Senior Subordinated Note Guarantors (as defined in the Senior Subordinated Note Indenture) and State Street Bank and Trust Company, as Senior Subordinated Note Trustee (Incorporated by reference to Exhibit 4.12 of the Registrant's Form 10-Q for the quarter ended December 31, 1999).

      4.15 Fourth Supplemental Senior Note Indenture dated as of February 16, 2000 among the Guaranteeing Subsidiary (as defined therein), the Registrant, the other Senior Note Guarantors (as defined in the Senior Note Indenture) and State Street Bank and Trust Company, as Senior Note Trustee (Incorporated by reference to Exhibit 4.13 of the Registrant's Form S-3 Registration Statement No. 333-67250).

  EXHIBIT NO.
  -----------

      4.16 Fourth Supplemental Senior Subordinated Note Indenture dated as of February 16, 2000 among the Guaranteeing Subsidiary (as defined therein), the Registrant, the other Senior Subordinated Note Guarantors (as defined in the Senior Subordinated Note Indenture) and State Street Bank and Trust Company, as Senior Subordinated Note Trustee (Incorporated by reference to Exhibit 4.14 of the Registrant's Form S-3 Registration Statement No. 333-67250).

      4.17 Fifth Supplemental Senior Note Indenture dated as of March 27, 2000 among the Guaranteeing Subsidiary (as defined therein), the Registrant, the other Senior Note Guarantors (as defined in the Senior Note Indenture) and State Street Bank and Trust Company, as Senior Note Trustee (Incorporated by reference to Exhibit 4.15 of the Registrant's Form S-3 Registration Statement No. 333-67250).

      4.18 Fifth Supplemental Senior Subordinated Note Indenture dated as of March 27, 2000 among the Guaranteeing Subsidiary
                  (as defined therein), the Registrant, the other Senior Subordinated Note Guarantors (as defined in the Senior Subordinated Note Indenture) and State Street Bank and Trust Company, as Senior Subordinated Note Trustee (Incorporated by reference to Exhibit 4.16 of the Registrant's Form S-3 Registration Statement No. 333-67250).

      4.19 Specimen of stock certificate representing Peabody Energy Corporation's common stock, $.01 par value (Incorporated by reference to Exhibit 4.13 of the Registrant's Form S-1 Registration Statement No. 333-55412).

      5.1 Opinion of Thompson Coburn LLP as to the legality of the securities being registered.

      5.2 Internal Revenue Service determination letter that the Peabody Holding Company, Inc. Employee Retirement Account is qualified under Section 401 of the Internal Revenue Code.

      5.3 Internal Revenue Service determination letter that the Lee Ranch Coal Company Retirement and Savings Plan for Salaried Employees is qualified under Section 401 of the Internal Revenue Code.

      5.4 Internal Revenue Service determination letter that the Lee Ranch Coal Company Retirement and Savings Plan for Hourly Employees is qualified under Section 401 of the Internal Revenue Code.

      5.5 Internal Revenue Service determination letter that the Western Surface Agreement-UMWA 401(k) Plan is qualified under Section 401 of the Internal Revenue Code.

      23.1        Consent of Thompson Coburn LLP (included in Exhibit 5.1).

      23.2        Consent of Ernst & Young LLP, Independent Auditors.

      24.1        Power of Attorney (set forth on signature page hereto).

      99.1        Peabody Holding Company, Inc. Employee Retirement Account.

      99.2 Lee Ranch Coal Company Retirement and Savings Plan for Salaried Employees.

      99.3 Lee Ranch Coal Company Retirement and Savings Plan for Hourly Employees.

      99.4        Western Surface Agreement-UMWA 401(k) Plan.